Trade and other current receivables	12 Months Ended
Dec. 31, 2025
Trade and other current receivables [abstract]
Trade and other current receivables	13. Trade and other current receivables

Trade and other current receivables are initially recognised at fair value plus any directly attributable transaction costs. Subsequently, except for derivatives (see note 16 on page 166), these assets are held at amortised cost, using the effective interest method and net of any impairment losses. Discounts payable to customers are shown as a reduction in trade receivables when there is a legal right and intent to settle them on a net basis.

We do not consider the fair values of trade and other current receivables to be significantly different from their carrying values. Concentrations of credit risk with respect to trade receivables are limited, due to the Group’s customer base being large and diverse. Our historical experience of collecting receivables, supported by the level of default, is that credit risk is low across territories and so trade receivables are considered to be a single class of financial assets. Impairment for trade receivables is calculated for specific receivables with known or anticipated issues affecting the likelihood of recovery and for balances past due, with a probability of default based on historical data as well as relevant forward-looking information.

Trade and other current receivables	€ million 2025	€ million 2024
Due within one year
Trade receivables	4,852	4,227
Prepayments and accrued income	1,369	506
Other receivables	1,125	1,278
	7,346	6,011
Other receivables comprise financial assets of €241 million (2024: €312 million) and non-financial assets of €884 million (2024: €966 million). Financial assets include supplier and customer deposits, employee advances and certain derivatives. Non-financial assets mainly consist of reclaimable sales tax of €563 million (2024: €582 million).
Trade and other current receivables for 2025 include €2.1 billion due from TMICC. This comprises receivables arising under the Transitional Service Agreement
(TSA), covering the services and materials Unilever continues to provide during the transition period; working capital subsidies recoverable on TSA exit in each relevant market (expected from 2026); and the amounts owed by TMICC for inventory held (but not controlled) by Unilever on its behalf, for which a corresponding prepayment has been recognised within trade and other payables.

Ageing of trade receivables	€ million 2025	€ million 2024
Not overdue	4,440	3,807
Past due less than three months	340	382
Past due more than three months but less than six months	63	47
Past due more than six months but less than one year	43	28
Past due more than one year	131	142
Total trade receivables	5,017	4,406
Impairment provision for trade receivables	(165)	(179)
	4,852	4,227
The total impairment provision includes €165 million (2024: €179 million) for current trade receivables, €15 million (2024: €16 million) for other current receivables and
€10 million (2024: €11 million) for non-current trade and other receivables.

Impairment provision for total trade and other receivables	€ million 2025	€ million 2024
1 January	206	222
Charge to income statement	27	37
Reduction/releases	(24)	(46)
Distributed through demerger	(5)	(7)
Currency translations	(14)	—
31 December	190	206